EXHIBIT 10.31

WAIVER AND SECOND AMENDMENT AGREEMENT

WAIVER AND SECOND AMENDMENT AGREEMENT (this "Agreement") dated as of April 29, 2004 by and among (1) Gerber Scientific, Inc. and Gerber Scientific International, Inc. (collectively, the "Borrowers"), (2) Gerber Venture Capital Corp., Gerber Coburn Optical International, Inc., Ultramark Adhesive Products, Ltd., Spandex Limited, Spandex Benelux BV, ND Graphic Products Limited, ND Graphics (Quebec) Ltd., H. Brunner GmbH and Gerber Scientific UK Ltd. (collectively, the "Guarantors"), (3) Fleet Capital Corporation ("Fleet Capital"), and the other financial institutions party to the Credit Agreement (as defined below) as lenders (collectively, the "Lenders" and individually, a "Lender"), (4) Fleet National Bank as issuing bank the ("Issuing Bank"), and (5) Fleet Capital, as administrative agent (the "Administrative Agent") for the Lenders with respect to a certain Credit and Security Agreement dated as of May 9, 2003 by and among the Borrowers, the Guarantors, the Lenders, the Issuing Bank and the Administrative Agent (as in effect immediately prior to the effectiveness of this Agreement, the "Credit Agreement").

W I T N E S S E T H:

WHEREAS, the Borrowers and the Guarantors have requested that the Lenders and the Issuing Bank amend certain terms and conditions of the Credit Agreement on the terms and conditions set forth herein, consent to an amendment of the Tranche B Loan Agreement and grant a limited waiver of certain provisions of the Credit Agreement; and

WHEREAS, the parties hereto have agreed to amend certain provisions of the Credit Agreement, consent to an amendment of the Tranche B Loan Agreement and grant such limited waiver.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    Definitions.

      Capitalized terms used herein without definition that are defined in the Credit Agreement (after giving effect to the amendments thereof set forth herein) shall have the same meanings herein as therein.

    Ratification of Existing Agreements.

    (a) All of the Borrowers' and the Guarantors' obligations and liabilities to the Lenders and the Issuing Bank as evidenced by or otherwise arising under the Credit Agreement, the Revolving Credit Notes and the other Loan Documents, are, by the Borrowers' and the Guarantors' execution of this Agreement, ratified and confirmed in all respects. In addition, by the Borrowers' and the Guarantors' execution of this Agreement, each of the Borrowers and the Guarantors represents and warrants that to the best of each of the Borrowers' and the Guarantors' knowledge it does not have any counterclaim, right of set-off, recoupment, defense or independent action of any kind with respect to such obligations and liabilities.

    (b) Gerber Scientific International, Inc., as a successor to Gerber Coburn Optical, Inc., hereby expressly assumes and affirms Gerber Coburn Optical, Inc.'s obligations under that certain U.S. Pledge Agreement, dated as of May 9, 2003, among the Pledgors (as defined therein) and the Administrative Agent.

    (c) Spandex Limited, upon the consummation of the amalgamation of ND Graphics (Quebec) Ltd., ND Graphic Products Limited and 928395 Ontario, Inc. whereby the amalgamated entity shall be ND Graphic Products Limited, an Ontario corporation (the "ND Merger"), expressly reaffirms its obligations under the Canadian Pledge Agreement, dated as of May 9, 2003, among the Pledgors named therein and the Agent named therein, pursuant to which Spandex Limited pledged to the Agent (as defined therein) all of the outstanding shares of ND Graphic Products Limited.

    (d) ND Graphics Products Limited, upon consummation of the ND Merger, (A) expressly reaffirms its obligations under each of documents evidencing the Canada Security, and (B) agrees to execute and deliver to the Administrative Agent (and promptly file as may be required under applicable law in order perfect the pledge and security interest granted therein) (i) a Bond in favor of Administrative Agent (for the benefit of the Lenders) in substantially the same form and substance as the Bond delivered by ND Graphics (Quebec) Ltd. on or about May 9, 2003; (ii) a Bond Pledge Agreement in favor of Administrative Agent (for the benefit of the Lenders) in substantially the same form and substance as the Bond Pledge Agreement delivered by ND Quebec on or about May 9, 2003; (iii) a Deed of Hypothec in favor of Administrative Agent (for the benefit of the Lenders) in substantially the same form and substance as the Deed of Hypothec delivered by ND Graphics (Quebec) Ltd. on or about May 9, 2003, and (iv) appropriate financing change statements under the Personal Property Security Act as in effect in the appropriate jurisdictions within Canada to reflect the ND Merger.

    Limited Waiver.

    The Credit Parties covenanted in Section 8.13 of the Credit Agreement that they will not make any payments in respect of, or fund any acquisition, purchase, or participation in, in whole or in part, the Tranche B Loans except for the amounts permitted to be paid pursuant to Section 8.13 on the terms and conditions specified therein (the "Section 8.13 Limitation"). The Borrowers have requested that the Lenders give a limited waiver of the Section 8.13 Limitation (this "Limited Waiver") to permit the Borrowers to prepay up to $10,000,000 more of the Tranche B Loans than would otherwise be permitted by Section 8.13 (the "Additional Prepayment Amount"). The Lenders have agreed to grant, and hereby grant, such Limited Waiver on the terms set forth herein.

    The Limited Waiver set forth in this §3 is effective only with respect to prepayments (which shall not exceed the Additional Prepayment Amount) that are made on or before April 30, 2004.

    Representations and Warranties.

    Each of the Borrowers and the Guarantors hereby represents and warrants to the Lenders and the Issuing Bank that all of the representations and warranties made by the Borrowers and the Guarantors in the Credit Agreement, the Revolving Credit Notes and the other Loan Documents are true in all material respects on the date hereof as if made on and as of the date hereof, except to the extent that such representations and warranties relate expressly to an earlier date.

    Conditions Precedent.

      The effectiveness of the amendments contemplated hereby shall be subject to the satisfaction on or before the date hereof of each of the following conditions precedent:

    Representations and Warranties. After giving effect to Section 6 of this Agreement, all of the representations and warranties made by the Borrowers and the Guarantors herein, whether directly or incorporated by reference, shall be true and correct on the date hereof.

    Performance; No Event of Default. The Borrowers and the Guarantors shall have performed and complied in all respects with all terms and conditions herein required to be performed or complied with by them prior to or at the time hereof, and there shall exist no Default or Event of Default.

    Corporate Action. All requisite corporate action necessary for the valid execution, delivery and performance by the Borrowers and the Guarantors of this Agreement and all other instruments and documents delivered by the Borrowers and the Guarantors in connection therewith shall have been duly and effectively taken.

    Delivery. The Borrowers, the Guarantors, the Required Lenders and the Issuing Bank shall have executed and delivered this Agreement.

    Fees.

    (i) The Borrowers shall have paid an amendment fee of $40,000 to the Administrative Agent for the account of the Lenders.

    (ii) The Borrowers shall have paid a structuring fee of $10,000 to the Administrative Agent for the Administrative Agent's own account.

    (iii) The Borrowers shall have paid to counsel for the Lenders the amount of reasonable fees and disbursements owed to such counsel in connection with this Agreement and matters related hereto (not to exceed $3,500).

    Amendments to the Credit Agreement.

      Amendment to Section 1.1

      The definition of "Applicable Credit Parties" appearing in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

      "Applicable Credit Parties" means (a) prior to the consummation of the amalgamation of ND Graphics (Quebec) Ltd., ND Graphic Products Limited and 928395 Ontario, Inc. whereby the amalgamated entity shall be ND Graphic Products Limited, an Ontario corporation, and the execution and delivery by the Credit Parties to the Agent of any and all documents required by the Agent in connection therewith (the "ND Merger"), Gerber Scientific International, Inc., Ultramark Adhesive Products Ltd., Spandex Limited, Spandex Benelux BV, H. Brunner GmbH, ND Graphics (Quebec) Ltd. and ND Graphic Products Limited, and (b) after the consummation of the ND Merger, Gerber Scientific International, Inc., Ultramark Adhesive Products Ltd., Spandex Limited, Spandex Benelux BV, H. Brunner GmbH and ND Graphic Products Limited."

      Amendment to Section 1.1

      Section 1.1 of the Credit Agreement is hereby amended by adding the following new definition in the appropriate alphabetical order:

      "Applicable Excess Availability Amount" means, as of any date of determination thereof, $10,000,000; provided, however, that the Applicable Excess Availability Amount shall be reduced to $1 on August 1, 2004 if prior to such date the Credit Parties are in compliance with each of the covenants set forth in §8.10 for and as of the end of the Parent's 2004 Fiscal Year, as determined based upon the financial statements and Borrowing Base and Collateral Update Certificate delivered by the Borrower with respect to and as of the end of such fiscal year."

      Amendment to Section 1.1

      The definition of "Borrower" appearing in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

      "Borrower" means (a) each of Gerber Scientific, Inc. and Gerber Scientific International, Inc., individually, and (b) both of Gerber Scientific, Inc. and Gerber Scientific International, Inc., collectively, as joint and several Borrowers."

      Amendment to Section 1.1

      The definition of "Eligible Accounts" appearing in Section 1.1 of the Credit Agreement is hereby amended by deleting the reference to "Gerber Coburn Optical, Inc." in the final line of the final paragraph of such definition and replacing it with a reference to "Gerber Scientific International, Inc. as successor in interest to Gerber Coburn Optical, Inc."

      Amendment to Section 1.1

      The definition of "Guarantor" appearing in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

      "Guarantor" means (a) prior to the consummation of the ND Merger, (i) Gerber Venture Capital Corp., Gerber Coburn Optical International, Inc., Ultramark Adhesive Products Ltd., Spandex Limited, Spandex Benelux BV, ND Graphic Products Limited, ND Graphics (Quebec) Ltd., Gerber Scientific UK Ltd. and H. Brunner GmbH, and (ii) any other Person which is a guarantor hereunder as of the Effective Time or which becomes a guarantor hereunder after the Effective Time, including the Subsidiary Guarantors, and (b) after the consummation of the ND Merger, (i) Gerber Venture Capital Corp., Gerber Coburn Optical International, Inc., Ultramark Adhesive Products Ltd., Spandex Limited, Spandex Benelux BV, ND Graphic Products Limited, Gerber Scientific UK Ltd. and H. Brunner GmbH, and (ii) any other Person which is a guarantor hereunder as of the Effective Time or which becomes a guarantor hereunder after the Effective Time, including the Subsidiary Guarantors."

      Amendment to Section 1.1

      The definition of "Permitted Contra Account" appearing in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

      "Permitted Contra Account" means accounts receivable payable to Gerber Scientific International, Inc., as successor in interest to Gerber Coburn Optical, Inc., by an account debtor that is an affiliate of Essilor Corp., even though Gerber Scientific International, Inc. is indebted to an Affiliate of Essilor for the purchase of equipment from time to time, provided that not more than $250,000 of such Accounts Receivable shall be Permitted Contra Accounts at any one time."

      Deletion of Section 6.2(c)

      Section 6.2(c) of the Credit Agreement is hereby deleted in its entirety and shall be designated as "Intentionally Deleted".

      Amendment of Section 7.1(f)

      The following is added to the end of Section 7.1(f) of the Credit Agreement:

      "(and each delivery of a Borrowing Base and Collateral Update Certificate shall, unless accompanied by a written statement from a Designated Financial Officer to the contrary (a "German Free Capital Deficiency Notice"), constitute a representation and warranty by the Borrowers that, in respect of Section 30 of the German Liability Companies Act, the free capital (assets side (Aktivseite within the meaning of Section 266 para. 2 German Commercial Code ("HGB")) minus stated share capital (gezeichnetes Kapital within the meaning of Section 266 para. 3 A I HGB) minus accruals (Rückstellungen within the meaning of Section 266 para. 3 B HGB) minus liabilities (Verbindlichkeiten within the meaning of Section 266 para. 2 C HGB) minus deferred income (Rechnungsabgrenzungsposten within the meaning of Section 266 para. 2 D HGB)) of H. Brunner GmbH is not less than the Dollar Equivalent of $3,000,000)."

      Amendment to Section 8.10(a)

      Section 8.10(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

      "(a) Minimum EBITDA. The Credit Parties shall not permit the EBITDA of the Credit Parties and their Subsidiaries for any fiscal quarter ending on any date or during any period listed in the table below to be less than the amount set forth opposite such date or period in such table:

Fiscal Quarters Ending	Amount
April 30, 2003	$32,145,000
July 31, 2003	$29,922,000
October 31, 2003	$29,024,000
January 31, 2004	$28,719,000
April 30, 2004	$29,000,000
July 31, 2004 through January 1, 2005	$33,763,000
April 30, 2005 and thereafter	$41,910,000"

      Addition of Section 8.10(f)

    The following Section 8.10(f) is added to the Credit Agreement after Section 8.10(e) thereof:

    "(f) The Credit Parties shall not permit Excess Availability to be less than the Applicable Excess Availability Amount at any time."

    Consent.

    The Lenders hereby consent to an amendment of the Tranche B Loan Agreement in the form attached hereto as Exhibit A.

    Miscellaneous Provisions.

(a) Except as otherwise expressly provided by this Agreement, all of the respective terms, conditions and provisions of the Credit Agreement, the Revolving Credit Notes and the other Loan Documents shall remain the same. The Credit Agreement, the Revolving Credit Notes and the other Loan Documents, each as amended hereby, shall continue in full force and effect, and this Agreement, the Credit Agreement, the Revolving Credit Notes and the other Loan Documents, as applicable, shall be read and construed as one instrument.

(b) This Agreement is intended to take effect under, and shall be construed according to and governed by, the laws of the State of Connecticut.

(c) This Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Agreement it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought. A facsimile of an executed counterpart shall have the same effect as the original executed counterpart.

[Remainder of page intentionally blank; Signature Pages follow]

IN WITNESS WHEREOF, each of the parties hereto have caused this Agreement to be executed in its name and behalf by its duly authorized officer as of the date first written above.

BORROWERS

GERBER SCIENTIFIC, INC.

By: /s/ William V. Grickis

Its: Senior Vice President

GERBER SCIENTIFIC INTERNATIONAL, INC.

By: /s/ William V. Grickis

Its: Secretary

GUARANTORS

GERBER VENTURE CAPITAL CORP.

By: /s/ Shawn M. Harrington

Its: EVP & CFO

GERBER COBURN OPTICAL INTERNATIONAL, INC.

By: /s/ Shawn M. Harrington

Its: EVP & CFO

ULTRAMARK ADHESIVE PRODUCTS, LTD

By: /s/ Doris W. Skoch

Its:

SPANDEX LIMITED

By: /s/ Doris W. Skoch

Its:

SPANDEX BENELUX BV

By: /s/ Doris W. Skoch

Its:

ND GRAPHIC PRODUCTS LIMITED

By: /s/ Doris W. Skoch

Its:

ND GRAPHICS (QUEBEC) LTD.

By: /s/ Doris W. Skoch

Its:

H. BRUNNER GMBH

By: /s/ Doris W. Skoch

Its:

GERBER SCIENTIFIC UK LTD

By: /s/ Doris W. Skoch

Its:

AGENT

FLEET CAPITAL CORPORATION,

as Administrative Agent

By: /s/

Its: Vice President

ISSUING BANK

FLEET NATIONAL BANK,

as Issuing Bank

By: /s/

Its: Senior Vice President

LENDERS

FLEET CAPITAL CORPORATION

By: /s/

Its: Vice President

CONGRESS FINANCIAL CORPORATION

By: /s/

Its: Vice President

EXHIBIT A

Form of amendment to Tranche B Loan Agreement

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